Exhibit 10.53

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
AMENDMENT NO. 7
to the
A320 Family Aircraft Purchase Agreement
made July 20, 2011
between
AIRBUS S.A.S.
and
AMERICAN AIRLINES, INC.
This Amendment No. 7 to the A320 Family Purchase Agreement made July 20, 2011 (as amended, supplemented or otherwise modified, hereinafter referred to as the “Amendment”), entered into as of November 25, 2014, by and between AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”), and AMERICAN AIRLINES, INC., a Delaware corporation having its principal office at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, United States of America (the “Buyer”).
WITNESSETH:
WHEREAS, the Buyer and the Seller entered into an Airbus A320 Family Aircraft Purchase Agreement, made July 20, 2011, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”.
WHEREAS, the Buyer and the Seller have agreed to modify certain terms relating to amended performance guarantees and new engine models;
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

AMD 7_CT1001520_AAL_A320Family_EXECUTION	Page 1
SPH-2126599-2

2. PERFORMANCE GUARANTEES

2.1 Letter Agreement No. 11A is deleted in its entirety and replaced with the Amended and Restated Letter Agreement No. 11A attached hereto.

2.2 Letter Agreement No. 11C is deleted in its entirety and replaced with the Amended and Restated Letter Agreement No. 11C attached hereto.

2.3 The attached Letter Agreement No. 11C-1 is hereby added to and made a part of the Agreement.

2.4 Letter Agreement No. 11D is deleted in its entirety and replaced with the Amended and Restated Letter Agreement No. 11D attached hereto.

2.5 Letter Agreement No. 11J is deleted in its entirety and replaced with the Amended and Restated Letter Agreement No. 11J attached hereto.

2.6 Letter Agreement No. 11K is deleted in its entirety and replaced with the Amended and Restated Letter Agreement No. 11K attached hereto.

2.7 The attached Letter Agreement No. 11K-1 is hereby added to and made a part of the Agreement.

2.8 Letter Agreement No. 11L is deleted in its entirety and replaced with the Amended and Restated Letter Agreement No. 11L attached hereto.

2.9 Upon the [****], [****] Performance Guarantees for the following aircraft as soon as reasonably practicable (but in no event [****]): (i) A319 NEO Aircraft Performance Guarantees – [****]; (ii) A319 NEO Aircraft Performance Guarantees – [****]; (iii) A321 NEO Aircraft Performance Guarantees – [****]; (iv) A321 NEO Aircraft Performance Guarantees – [****]; (iv) A321 NEO Aircraft Performance Guarantees – [****]. [****] the Performance Guarantees at the [****] the Performance Guarantees [****]. Notwithstanding the foregoing, [****] any such Performance Guarantees [****].

3.    ASSIGNMENT
This Amendment and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

4.    CONFIDENTIALITY
Each of the Seller and the Buyer agree not to disclose the terms and conditions of this Amendment to any person without the prior written consent of the other party. Notwithstanding the foregoing, each of the Seller and the Buyer agrees that such terms and conditions may be disclosed without such prior written consent to (i) as required by law or as necessary in connection with the enforcement of such party’s rights hereunder, and (ii) to the board of directors, managers, employees, auditors, and legal, financial and technical advisors of each party.

AMD 7_CT1001520_AAL_A320Family_EXECUTION	Page 2
SPH-2126599-2
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11. COUNTERPARTS
This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

AMD 7_CT1001520_AAL_A320Family_EXECUTION	Page 3
SPH-2126599-2

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Airbus S.A.S
Name: Airbus S.A.S
Title: Senior Vice President Contracts

Accepted and Agreed:
AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Name: American Airlines, Inc.
Title: Vice President, Fleet Planning

AMD 7_CT1001520_AAL_A320Family_EXECUTION
SPH-2126599-2

AMENDED AND RESTATED
LETTER AGREEMENT NO. 11A
TO A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011
November 25, 2014
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: A319 AIRCRAFT PERFORMANCE GUARANTEE – CFM CFM56-5B6/3 ENGINES
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 11A (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Letter Agreement No. 11A dated as of July 20, 2011 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.
Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1 AIRCRAFT CONFIGURATION
The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A319 Aircraft as described in the A319 Standard Specification [****] for:

1.1    Basic Configuration (not applicable to Paragraph 3.2)
    i)    [****]
    ii)    [****]
    iii)    the following design weights:

Maximum Take-Off Weight (MTOW)	[****]
Maximum Landing Weight (MLW)	[****]
Maximum Zero Fuel Weight (MZFW)	[****]

1.2    Optional Configuration
    i)    [****]
    ii)    [****]
    iii)    the following design weights:

Maximum Take-Off Weight (MTOW)	[****]
Maximum Landing Weight (MLW)	[****]
Maximum Zero Fuel Weight (MZFW)	[****]
hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2    GUARANTEED PERFORMANCE

2.1    Take-Off

2.1.1    Take-Off Field Length
The FAR approved Take-Off Field Length at an A319 Aircraft gross weight of [****] at the start of ground run at sea level pressure altitude in [****] be not more than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

2.1.2    Take-Off Weight
When the A319 Aircraft is operated in departure airport conditions [****] as follows:

Pressure altitude	: [****]
Temperature	: [****]
Take-Off Run Available (TORA)	: [****]
Take-Off Distance Available (TODA)	: [****]

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Accelerate Stop Distance Available (ASDA)	: [****]
Slope	: [****]
Wind	: [****]
Obstacles	: [****]
(height and distance from beginning of TORA)	: [****]
the FAR approved Take-Off Weight of the A319 Aircraft at the start of ground run shall be not less than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

2.2    Landing Field Length
The FAR approved dry Landing Field Length at an A319 Aircraft gross weight of [****] at sea level pressure altitude shall benot more than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

3    MISSION GUARANTEES

3.1    Mission Payload [****]
The A319 Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[(****)]

3.1.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.1.2    An allowance of [****]

3.1.3    An allowance of [****]

3.1.4    [****]

3.1.5    An allowance of [****]

3.1.6    An allowance of [****]

3.1.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.1.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]

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c)    [****]
    d)    [****]
    e)    [****]

3.2    Mission Payload [****]
The A319 Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

3.2.1    The departure airport conditions [(****)] are as follows:

Pressure altitude	: [****]
Temperature	: [****]
Take-Off Run Available (TORA)	: [****]
Take-Off Distance Available (TODA)	: [****]
Accelerate-Stop Distance Available (ASDA)	: [****]
Slope	: [****]
Wind	: [****]
Obstacle	: [****]
(height and distance from beginning of TORA)
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.2.2    An allowance of [****]

3.2.3    An allowance of [****]

3.2.4    [****]

3.2.5    An allowance of [****]

3.2.6    An allowance of [****]

3.2.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.2.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3 Mission Block Fuel
In carrying a fixed payload of [****] of the A319 Aircraft will be not more than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
when the A319 Aircraft is operated as defined here below.

3.3.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.3.2    An allowance of [****]

3.3.3    An allowance of [****]

3.3.4    [****]

3.3.5    An allowance of [****]

3.3.6    An allowance of [****]

3.3.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.3.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.4 The Mission Payload and Block Fuel guarantees are based on an estimated fixed Operating Weight Empty of [****] (see Appendix A).

4    MANUFACTURER’S WEIGHT EMPTY GUARANTEE
The Seller guarantees a Manufacturer’s Weight Empty of the A319 Aircraft as defined in Paragraph 1 above of not more than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
This is the Manufacturer’s Weight Empty of the A319 Aircraft as defined in Section 13-10 of the A319 Standard Specification as amended by the SCN’s defined in Paragraph 1 above and which will be derived from the weighing of the A319 Aircraft and subject to adjustment as defined in the Paragraph 8 below.

5    NOISE GUARANTEE

5.1    Noise Certification
The A319 Aircraft [****]
[****]

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.2 [****] Noise
The A319 Aircraft [****]
This guarantee applies for the following conditions:
    •        [****]
    •        [****]
    •        [****]
    •        [****]
    •        [****]
    •        [****]

Station	Distance from [****] threshold (m)	Sideline Distance to runway extended centerline (m)	Height above ground (m)
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
This guarantee does not apply to the [****].
This guarantee is based on [****].

5.3    Interior Noise in Flight

5.3.1    Cockpit
At a pressure altitude of [****] the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
SPL [dB(A)]	[****]
SIL [dB]	[****]
Noise levels shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

5.3.2    Cabin
At a pressure altitude of [****] the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
[****]	SPL [dB(A)]	[****]
	SIL [dB]	[****]
[****]	SPL [dB(A)]	[****]
	SIL [dB]	[****]
Noise levels shall be measured at a height of [****] above the passenger compartment floor on the aisle center lines in the passenger seated area.

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.4 Ramp Noise
The APU noise during ground operation of the A319 Aircraft [****]
[****]

6    GUARANTEE CONDITIONS

6.1 The certification requirements for the A319 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2 For the determination of FAR take-off and landing performance [****]
When establishing take-off performance [****]

6.3 Climb, cruise and descent performance associated with the Guarantees will include [****]
Cruise performance at [****]

6.4 Where applicable the Guarantees assume the use of an approved fuel having a density of [****]

6.5 Sound levels are to be specified in decibels (dB), at a reference pressure of [****]
The definition of dB(A) shall be that specified as the “A-scale” weighting given in [****]
The Speech Interference Level (SIL) is defined as the [****]

7    GUARANTEE COMPLIANCE

7.1 Compliance with the Guarantees will be demonstrated [****]

7.2 Compliance with the take-off and landing elements of the Guarantees will be demonstrated [****]

7.3 Compliance [****] will be demonstrated [****]

7.4 Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated [****]

7.5 The [****] will be used to demonstrate compliance with the guarantees of certification noise levels.
The A319 Aircraft will have a [****]

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Compliance with the interior noise and APU noise guarantees will be demonstrated [****]
[****]
The [****] will be used to demonstrate compliance with the guarantee in Paragraph 5.2.

7.6    Data [****] will be adjusted as required [****] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7    The Seller undertakes to furnish the Buyer with [****] demonstrating compliance with the Guarantees [****]

8    ADJUSTMENT OF GUARANTEES

8.1    In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A319 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2    The Guarantees apply to the A319 Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

    a)    Any further configuration change which is the subject of an SCN

    b)    Changes required to obtain certification which cause changes to the performance or weight of the A319 Aircraft.

9    EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

10    UNDERTAKING REMEDIES

10.1    Should the A319 Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [****]
[****]
    (i)    [****]

    (ii)    [****]

    (iii)    [****]

    (iv)    [****]

10.2    [****]

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.3 The Seller’s maximum liability in respect of deficiency in performance of any A319 Aircraft will be [****]

11    DUPLICATE REMEDIES
Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Airbus S.A.S.
Name: Airbus S.A.S
Title: Senior Vice President Contracts

Accepted and Agreed
AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Name: American Airlines, Inc.
Title: Vice President, Fleet Planning

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APPENDIX A TO AMENDED AND RESTATED LETTER AGREEMENT NO. 11A

Layout Number: [****]	MTOW (lb): [****]
Seating: [****]	MLW (lb): [****]
Total: [****]	MZFW (lb): [****]

Weight (lb)
Manufacturer’s Weight Empty Standard Specification [****]	[****]
[****]	[****]
Manufacturer’s Weight Empty (MWE) for the purpose of Paragraph 4	[****]

Cabin changes	[****]
[****]	[****]
Manufacturer’s [****] equipment [****] and cargo hold fire extinguishers)	[****]
Customized MWE	[****]

Operator’s Items
Unusable fuel	[****]
Oil for engines, IDG and APU	[****]
Water	[****]
Water tank precharge	[****]
Aircraft documents and tool kit	[****]
Passenger seats and lifejackets	[****]
Galley structure	[****]
Fixed equipment	[****]
Catering and removable equipment	[****]
Emergency equipment	[****]
Crew and crew baggage	[****]
Total Operator’s Items	[****]

Operating Weight Empty (OWE) for the purpose of Paragraph 3	[****]

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

AMENDED AND RESTATED
LETTER AGREEMENT NO. 11C
TO A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011
As of November 25, 2014
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: A319 NEO AIRCRAFT PERFORMANCE GUARANTEE – PW1124G-JM ENGINES
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 11C (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Letter Agreement No. 11C dated as of July 20, 2011 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.
Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1 AIRCRAFT CONFIGURATION
The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A319 NEO Aircraft as described in the A319 Standard Specification [****] for:

1.1    Basic Configuration (not applicable to Paragraph 3.2)
    i)    [****]
    ii)    [****]
    iii)    the following design weights:

Maximum Take-Off Weight (MTOW)	[****]
Maximum Landing Weight (MLW)	[****]
Maximum Zero Fuel Weight (MZFW)	[****]

1.2    Optional Configuration
    i)    [****]
    ii)    [****]
    iii)    the following design weights:

Maximum Take-Off Weight (MTOW)	[****]
Maximum Landing Weight (MLW)	[****]
Maximum Zero Fuel Weight (MZFW)	[****]
hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2    GUARANTEED PERFORMANCE

2.1    Take-Off

2.1.1    Take-Off Field Length
The FAR approved Take-Off Field Length at an A319 NEO Aircraft gross weight of [****] at the start of ground run at sea level pressure altitude in [****] be not more than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
2.1.2    Take-Off Weight
When the A319 NEO Aircraft is operated in departure airport conditions [****] as follows:

Pressure altitude	: [****]
Temperature	: [****]
Take-Off Run Available (TORA)	: [****]
Take-Off Distance Available (TODA)	: [****]
Accelerate Stop Distance Available (ASDA)	: [****]
Slope	: [****]
Wind	: [****]
Obstacles	: [****]
(height and distance from beginning of TORA)	: [****]

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

the FAR approved Take-Off Weight of the A319 NEO Aircraft at the start of ground run shall be not less than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

2.2    Landing Field Length
The FAR approved dry Landing Field Length at an A319 NEO Aircraft gross weight of [****] at sea level pressure altitude shall be not more than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

3    MISSION GUARANTEES

3.1    Mission Payload [****]
The A319 NEO Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

3.1.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.1.2    An allowance of [****]

3.1.3    An allowance of [****]

3.1.4    [****]

3.1.5    An allowance of [****]

3.1.6    An allowance of [****]

3.1.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.1.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2 Mission Payload [****]
The A319 NEO Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]
3.2.1    The departure airport conditions [****] are as follows:

Pressure altitude	:
[****]
Temperature	:
[****]
Take-Off Run Available (TORA)	:
[****]
Take-Off Distance Available (TODA)	:
[****]
Accelerate-Stop Distance Available (ASDA)	:
[****]
Slope	:
[****]
Wind	:
[****]
Obstacle	:
[****]
(height and distance from beginning of TORA)
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.
3.2.2    An allowance of [****]
3.2.3    An allowance of [****]
3.2.4    [****]
3.2.5    An allowance of [****]
3.2.6    An allowance of [****]
3.2.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]
3.2.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]
3.3    Mission Block Fuel
In carrying a fixed payload of [****] of the A319 NEO Aircraft will be not more than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
when the A319 NEO Aircraft is operated as defined here below.
3.3.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.
3.3.2    An allowance of [****]

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3.3.3 An allowance of [****]

3.3.4    [****]

3.3.5    An allowance of [****]

3.3.6    An allowance of [****]

3.3.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.3.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.4    The Mission Payload and Block Fuel guarantees are based on an estimated fixed Operating Weight Empty of [****] (see Appendix A).

4    MANUFACTURER’S WEIGHT EMPTY GUARANTEE
The Seller guarantees a Manufacturer’s Weight Empty of the A319 NEO Aircraft as defined in Paragraph 1 above of not more than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
This is the Manufacturer’s Weight Empty of the A319 NEO Aircraft as defined in Section 13-10 of the A319 Standard Specification as amended by the SCN’s defined in Paragraph 1 above and which will be derived from the weighing of the A319 NEO Aircraft and subject to adjustment as defined in the Paragraph 8 below.

5    NOISE GUARANTEE

5.1    Noise Certification
The A319 NEO Aircraft [****]
[****]

5.2    [****] Noise
The A319 NEO Aircraft [****]
This guarantee applies for the following conditions:
    •        [****]
    •        [****]
    •        [****]
    •        [****]
    •        [****]
    •        [****]

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Station	Distance from [****] threshold (m)	Sideline Distance to runway extended centerline (m)	Height above ground (m)
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
This guarantee does not apply to the [****]
This guarantee is based on [****]

5.3    Interior Noise in Flight

5.3.1    Cockpit
At a pressure altitude of [****] the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
SPL [dB(A)]	[****]
SIL [dB]	[****]
Noise levels shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

5.3.2    Cabin
At a pressure altitude of [****] shall be as follows:

Guarantee
[****]	SPL [dB(A)]	[****]
	SIL [dB]	[****]
[****]	SPL [dB(A)]	[****]
	SIL [dB]	[****]
Noise levels shall be measured at a height of [****] above the passenger compartment floor on the aisle center lines in the passenger seated area.

5.4    Ramp Noise
The APU noise during ground operation of the A319 NEO Aircraft [****]
[****]

6    GUARANTEE CONDITIONS

6.1    The certification requirements for the A319 NEO Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

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6.2 For the determination of FAR take-off and landing performance [****]
When establishing take-off performance [****]

6.3    Climb, cruise and descent performance associated with the Guarantees will include [****]
Where applicable the Guarantees assume the use of an approved fuel having a density of [****]
Sound levels are to be specified in decibels (dB), at a reference pressure of [****]
The definition of dB(A) shall be that specified as the “A-scale” weighting given in [****]
The Speech Interference Level (SIL) is defined as the [****]

7    GUARANTEE COMPLIANCE

7.1    Compliance with the Guarantees will be demonstrated [****]

7.2    Compliance with the take-off and landing elements of the Guarantees will be demonstrated [****]

7.3    Compliance [****] will be demonstrated [****]

7.4    Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated [****]

7.5    The [****] will be used to demonstrate compliance with the guarantees of certification noise levels.
The A319 NEO Aircraft will have a [****]
Compliance with the interior noise and APU noise guarantees will be demonstrated [****]
[****]

7.6    Data [****] will be adjusted as required [****] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7    The [****] will be used to demonstrate compliance with the guarantee in Paragraph 5.2.

7.8    The Seller undertakes to furnish the Buyer with [****] demonstrating compliance with the Guarantees [****]

8    ADJUSTMENT OF GUARANTEES

8.1    In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A319 NEO Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2    The Guarantees apply to the A319 NEO Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

    a)    Any further configuration change which is the subject of an SCN

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b) Changes required to obtain certification which cause changes to the performance or weight of the A319 NEO Aircraft.

9    EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

10    UNDERTAKING REMEDIES
Should the A319 NEO Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [****]

10.1    [****]

    (i)    [****]

    (ii)    [****]

    (iii)    [****]

    (iv)    [****]

10.2    [****]

10.3    The Seller’s maximum liability in respect of deficiency in performance of any A319 NEO Aircraft will be [****]

11    DUPLICATE REMEDIES
Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:	/s/ Airbus S.A.S.
Name: Airbus S.A.S.
Title: Senior Vice President Contracts

Accepted and Agreed AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Name: American Airlines, Inc.
Title: Vice President, Fleet Planning

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APPENDIX A TO LETTER AGREEMENT NO. 11C

Layout Number: [****]	MTOW (lb): [****]
Seating: [****]	MLW (lb): [****]
Total: [****]	MZFW (lb): [****]

Weight (lb)
Preliminary Manufacturer’s Weight Empty based on Standard Specification [****]	[****]
Manufacturer’s Weight Empty (MWE) for the purpose of Paragraph 4	[****]

Cabin changes	[****]
[****]	[****]
Manufacturer’s [****] equipment [****] and cargo hold fire extinguishers)	[****]
Customized MWE	[****]

Operator’s Items
Unusable fuel	[****]
Oil for engines, IDG and APU	[****]
Water	[****]
Water tank precharge	[****]
Aircraft documents and tool kit	[****]
Passenger seats and lifejackets	[****]
Galley structure	[****]
Fixed equipment	[****]
Catering and removable equipment	[****]
Emergency equipment	[****]
Crew and crew baggage	[****]
Total Operator’s Items	[****]

Operating Weight Empty (OWE) for the purpose of Paragraph 3	[****]

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LETTER AGREEMENT NO. 11C-1
TO A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011
As of November 25, 2014
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: A319 NEO AIRCRAFT PERFORMANCE GUARANTEE – PW1124G-JM ENGINES
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11C-1 (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1 AIRCRAFT CONFIGURATION
The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A319 NEO Aircraft as described in the A319 Standard Specification [****] for:

1.1    Basic Configuration (not applicable to Paragraph 3.2)
    i)    [****]
    ii)    [****]
    iii)    [****]
    iv)    the following design weights:

Maximum Take-Off Weight (MTOW)	[****]
Maximum Landing Weight (MLW)	[****]
Maximum Zero Fuel Weight (MZFW)	[****]

1.2    Optional Configuration
    i)    [****]
    ii)    [****]
    iii)    [****]
    iv)    the following design weights:

Maximum Take-Off Weight (MTOW)	[****]
Maximum Landing Weight (MLW)	[****]
Maximum Zero Fuel Weight (MZFW)	[****]
hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.
The Guarantees are valid for the A319 NEO Aircraft [****]

2    GUARANTEED PERFORMANCE

2.1    Take-Off

2.1.1    Take-Off Field Length
The FAR approved Take-Off Field Length at an A319 NEO Aircraft gross weight of [****] at the start of ground run at sea level pressure altitude in [****] be not more than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

2.1.2    Take-Off Weight

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When the A319 NEO Aircraft is operated in departure airport conditions [****] as follows:

Pressure altitude	: [****]
Temperature	: [****]
Take-Off Run Available (TORA)	: [****]
Take-Off Distance Available (TODA)	: [****]
Accelerate Stop Distance Available (ASDA)	: [****]
Slope	: [****]
Wind	: [****]
Obstacles	: [****]
(height and distance from beginning of TORA)	: [****]
the FAR approved Take-Off Weight of the A319 NEO Aircraft at the start of ground run shall be not less than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

2.2    Landing Field Length
The FAR approved dry Landing Field Length at an A319 NEO Aircraft gross weight of [****] at sea level pressure altitude shall be not more than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

3    MISSION GUARANTEES

3.1    Mission Payload [****]
The A319 NEO Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

3.1.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.1.2    An allowance of [****]

3.1.3    An allowance of [****]

3.1.4    [****]

3.1.5    An allowance of [****]

3.1.6    An allowance of [****]

3.1.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

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3.1.8 At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.2    Mission Payload [****]
The A319 NEO Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

3.2.1    The departure airport conditions [****] are as follows:

Pressure altitude	: [****]
Temperature	: [****]
Take-Off Run Available (TORA)	: [****]
Take-Off Distance Available (TODA)	: [****]
Accelerate-Stop Distance Available (ASDA)	: [****]
Slope	: [****]
Wind	: [****]
Obstacle	: [****]
(height and distance from beginning of TORA)
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.2.2    An allowance of [****]

3.2.3    An allowance of [****]

3.2.4    [****]

3.2.5    An allowance of [****]

3.2.6    An allowance of [****]

3.2.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.2.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

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3.3 Mission Block Fuel
In carrying a fixed payload of [****] of the A319 NEO Aircraft will be not more than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
when the A319 NEO Aircraft is operated as defined here below.

3.3.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.3.2    An allowance of [****]

3.3.3    An allowance of [****]

3.3.4    [****]

3.3.5    An allowance of [****]

3.3.6    An allowance of [****]

3.3.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.3.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.4    The Mission Payload and Block Fuel guarantees are based on an estimated fixed Operating Weight Empty of [****] (see Appendix A).

4    MANUFACTURER’S WEIGHT EMPTY GUARANTEE
The Seller guarantees a Manufacturer’s Weight Empty of the A319 NEO Aircraft as defined in Paragraph 1 above of not more than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
This is the Manufacturer’s Weight Empty of the A319 NEO Aircraft as defined in Section 13-10 of the A319 Standard Specification as amended by the SCN’s defined in Paragraph 1 above and which will be derived from the weighing of the A319 NEO Aircraft and subject to adjustment as defined in the Paragraph 8 below.

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5 NOISE GUARANTEE

5.1    Noise Certification
The A319 NEO Aircraft [****]
[****]

5.2    [****] Noise
The A319 NEO Aircraft [****]
This guarantee applies for the following conditions:
    •        [****]
    •        [****]
    •        [****]
    •        [****]
    •        [****]
    •        [****]

Station	Distance from [****] threshold (m)	Sideline Distance to runway extended centerline (m)	Height above ground (m)
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
This guarantee does not apply to the [****]
This guarantee is based on [****]

5.3    Interior Noise in Flight

5.3.1    Cockpit
At a pressure altitude of [****] the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
SPL [dB(A)]	[****]
SIL [dB]	[****]
Noise levels shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

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5.3.2 Cabin
At a pressure altitude of [****] shall be as follows:

Guarantee
[****]	SPL [dB(A)]	[****]
	SIL [dB]	[****]
[****]	SPL [dB(A)]	[****]
	SIL [dB]	[****]
Noise levels shall be measured at a height of [****] above the passenger compartment floor on the aisle center lines in the passenger seated area.

5.4    Ramp Noise
The APU noise during ground operation of the A319 NEO Aircraft [****]
[****]

6    GUARANTEE CONDITIONS

6.1    The certification requirements for the A319 NEO Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2    For the determination of FAR take-off and landing performance [****]
When establishing take-off performance [****]

6.3    Climb, cruise and descent performance associated with the Guarantees will include [****]

6.4    Where applicable the Guarantees assume the use of an approved fuel having a density of [****]

6.5    Sound levels are to be specified in decibels (dB), at a reference pressure of [****]
The definition of dB(A) shall be that specified as the “A-scale” weighting given in [****]
The Speech Interference Level (SIL) is defined as the [****]

7    GUARANTEE COMPLIANCE

7.1    Compliance with the Guarantees will be demonstrated [****]

7.2    Compliance with the take-off and landing elements of the Guarantees will be demonstrated [****]

7.3    Compliance [****] will be demonstrated [****]

7.4    Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated [****]

7.5    The [****] will be used to demonstrate compliance with the guarantees of certification noise levels.

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The A319 NEO Aircraft will have a [****]
Compliance with the interior noise and APU noise guarantees will be demonstrated [****]
[****]
The [****] will be used to demonstrate compliance with the guarantee in Paragraph 5.2.

7.6    Data [****] will be adjusted as required [****] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7    The Seller undertakes to furnish the Buyer with [****] demonstrating compliance with the Guarantees [****]

8    ADJUSTMENT OF GUARANTEES

8.1    In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A319 NEO Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2    The Guarantees apply to the A319 NEO Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

    a)    Any further configuration change which is the subject of an SCN

    b)    Changes required to obtain certification which cause changes to the performance or weight of the A319 NEO Aircraft.

9    EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

10    UNDERTAKING REMEDIES
Should the A319 NEO Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [****]

10.1    [****]

    (i)    [****]

    (ii)    [****]

    (iii)    [****]

    (iv)    [****]

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10.2    [****]

10.3    The Seller’s maximum liability in respect of deficiency in performance of any A319 NEO Aircraft will be [****]

11    DUPLICATE REMEDIES
Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:	/s/ Airbus S.A.S.
Name: Airbus S.A.S. Title: Senior Vice President Contracts

Accepted and Agreed AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Name: American Airlines, Inc. Title: Vice President, Fleet Planning

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APPENDIX A TO LETTER AGREEMENT NO. 11C-1

Layout Number: [****]	MTOW (lb): [****]
Seating: [****]	MLW (lb): [****]
Total: [****]	MZFW (lb): [****]

Weight (lb)
Preliminary Manufacturer’s Weight Empty based on Standard Specification [****]	[****]
Manufacturer’s Weight Empty (MWE) for the purpose of Paragraph 4	[****]

Cabin changes	[****]
[****]	[****]
Manufacturer’s [****] equipment [****] and cargo hold fire extinguishers)	[****]
Customized MWE	[****]

Operator’s Items
Unusable fuel	[****]
Oil for engines, IDG and APU	[****]
Water	[****]
Water tank precharge	[****]
Aircraft documents and tool kit	[****]
Passenger seats and lifejackets	[****]
Galley structure	[****]
Fixed equipment	[****]
Catering and removable equipment	[****]
Emergency equipment	[****]
Crew and crew baggage	[****]
Total Operator’s Items	[****]

Operating Weight Empty (OWE) for the purpose of Paragraph 3	[****]

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AMENDED AND RESTATED
LETTER AGREEMENT NO. 11D
TO A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011
As of November 25, 2014
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: A319 NEO AIRCRAFT PERFORMANCE GUARANTEE – CFM LEAP-1A24 ENGINES
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 11D (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Letter Agreement No. 11D dated as of July 20, 2011 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.
Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1 AIRCRAFT CONFIGURATION
The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A319 NEO Aircraft as described in the A319 Standard Specification [****] for:

1.1    Basic Configuration (not applicable to paragraph 3.2)
    i)    [****]
    ii)    [****]
    iii)    the following design weights:

Maximum Take-Off Weight (MTOW)	[****]
Maximum Landing Weight (MLW)	[****]
Maximum Zero Fuel Weight (MZFW)	[****]
1.2    Optional Configuration
    i)    [****]
    ii)    [****]
    iii)    the following design weights:

Maximum Take-Off Weight (MTOW)	[****]
Maximum Landing Weight (MLW)	[****]
Maximum Zero Fuel Weight (MZFW)	[****]
hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2    GUARANTEED PERFORMANCE

2.1    Take-Off

2.1.1    Take-Off Field Length
The FAR approved Take-Off Field Length at an A319 NEO Aircraft gross weight of [****] at the start of ground run at sea level pressure altitude in [****] be not more than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

2.1.2    Take-Off Weight
When the A319 NEO Aircraft is operated in departure airport conditions [****] as follows:

Pressure altitude	: [****]
Temperature	: [****]
Take-Off Run Available (TORA)	: [****]
Take-Off Distance Available (TODA)	: [****]
Accelerate Stop Distance Available (ASDA)	: [****]
Slope	: [****]
Wind	: [****]
Obstacles	: [****]
(height and distance from beginning of TORA)	: [****]

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the FAR approved Take-Off Weight of the A319 NEO Aircraft at the start of ground run shall be not less than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
2.2    Landing Field Length
The FAR approved dry Landing Field Length at an A319 NEO Aircraft gross weight of [*CRT] at sea level pressure altitude shall be not more than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

3    MISSION GUARANTEES

3.1    Mission Payload [****]
The A319 NEO Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

3.1.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.1.2    An allowance of [****]

3.1.3    An allowance of [****]

3.1.4    [****]

3.1.5    An allowance of [****]

3.1.6    An allowance of [****]

3.1.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.1.8 At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.2    Mission Payload [****]
The A319 NEO Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

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3.2.1 The departure airport conditions [****] are as follows:

Pressure altitude	: [****]
Temperature	: [****]
Take-Off Run Available (TORA)	: [****]
Take-Off Distance Available (TODA)	: [****]
Accelerate-Stop Distance Available (ASDA)	: [****]
Slope	: [****]
Wind	: [****]
Obstacle	: [****]
(height and distance from beginning of TORA)
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.2.2    An allowance of [****]

3.2.3    An allowance of [****]

3.2.4    [****]

3.2.5    An allowance of [****]

3.2.6    An allowance of [****]

3.2.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.2.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.3    Mission Block Fuel
In carrying a fixed payload of [****] of the A319 NEO Aircraft will be not more than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
when the A319 NEO Aircraft is operated as defined here below.

3.3.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.3.2    An allowance of [****]

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3.3.3 An allowance of [****]

3.3.4    [****]

3.3.5    An allowance of [****]

3.3.6    An allowance of [****]

3.3.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.3.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.4    The Mission Payload and Block Fuel guarantees are based on an estimated fixed Operating Weight Empty of [****] (see Appendix A).

4    MANUFACTURER’S WEIGHT EMPTY GUARANTEE
The Seller guarantees a Manufacturer’s Weight Empty of the A319 NEO Aircraft as defined in Paragraph 1 above of not more than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
This is the Manufacturer’s Weight Empty of the A319 NEO Aircraft as defined in Section 13-10 of the A319 Standard Specification as amended by the SCN’s defined in Paragraph 1 above and which will be derived from the weighing of the A319 NEO Aircraft and subject to adjustment as defined in the Paragraph 8 below.

5    NOISE GUARANTEE

5.1    Noise Certification
The A319 NEO Aircraft [****]
[****]

5.2    [****] Noise
The A319 NEO Aircraft [****]
This guarantee applies for the following conditions:
    •        [****]
    •        [****]
    •        [****]
    •        [****]
    •        [****]
    •        [****]

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Station	Distance from [****] threshold (m)	Sideline Distance to runway extended centerline (m)	Height above ground (m)
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
This guarantee does not apply to the [****]
This guarantee is based on [****]

5.3    Interior Noise in Flight

5.3.1    Cockpit
At a pressure altitude of [****] the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
SPL [dB(A)]	[****]
SIL [dB]	[****]
Noise levels shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

5.3.2    Cabin
At a pressure altitude of [****] the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
[****]	SPL [dB(A)]	[****]
	SIL [dB]	[****]
[****]	SPL [dB(A)]	[****]
	SIL [dB]	[****]
Noise levels shall be measured at a height of [****] above the passenger compartment floor on the aisle center lines in the passenger seated area.

5.4    Ramp Noise
The APU noise during ground operation of the A319 NEO Aircraft [****]
[****]

6    GUARANTEE CONDITIONS

6.1    The certification requirements for the A319 NEO Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

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6.2    For the determination of FAR take-off and landing performance [****]
When establishing take-off performance [****]

6.3    Climb, cruise and descent performance associated with the Guarantees will include [****]

6.4    Where applicable the Guarantees assume the use of an approved fuel having a density of [****]

6.5    Sound levels are to be specified in decibels (dB), at a reference pressure of [****]
The definition of dB(A) shall be that specified as the “A-scale” weighting given in [****]
The Speech Interference Level (SIL) is defined as the [****]

7    GUARANTEE COMPLIANCE

7.1    Compliance with the Guarantees will be demonstrated [****]

7.2    Compliance with the take-off and landing elements of the Guarantees will be demonstrated [****]

7.3    Compliance [****] will be demonstrated [****]

7.4    Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated [****]

7.5    The [****] will be used to demonstrate compliance with the guarantees of certification noise levels.
The A319 NEO Aircraft will have a [****]
Compliance with the interior noise and APU noise guarantees will be demonstrated [****]
[****]

7.6    Data [****] will be adjusted as required [****] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7    The [****] will be used to demonstrate compliance with the guarantee in Paragraph 5.2

7.8    The Seller undertakes to furnish the Buyer with [****] demonstrating compliance with the Guarantees [****]

8    ADJUSTMENT OF GUARANTEES

8.1    In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A319 NEO Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2    The Guarantees apply to the A319 NEO Aircraft as described in Paragraph 1 above and may be adjusted in the event of:
    a)    Any further configuration change which is the subject of an SCN

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    b)    Changes required to obtain certification which cause changes to the performance or weight of the A319 NEO Aircraft.

9    EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

10    UNDERTAKING REMEDIES
Should the A319 NEO Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [****]

10.1    [****]
    (i)    [****]
    (ii)    [****]
    (iii)    [****]
    (iv)    [****]

10.2    [****]

10.3    The Seller’s maximum liability in respect of deficiency in performance of any A319 NEO Aircraft will be [****]

11    DUPLICATE REMEDIES
Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:	/s/ Airbus S.A.S
Name: Airbus S.A.S.
Title: Senior Vice President Contracts

Accepted and Agreed AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Name: American Airlines, Inc.
Title: Vice President, Fleet Planning

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APPENDIX A TO LETTER AGREEMENT NO. 11D

Layout Number: [****]	MTOW (lb): [****]
Seating: [****]	MLW (lb): [****]
Total: [****]	MZFW (lb): [****]

Weight (lb)
Preliminary Manufacturer’s Weight Empty based on Standard Specification [****]	[****]
Manufacturer’s Weight Empty (MWE) for the purpose of Paragraph 4	[****]

Cabin changes	[****]
[****]	[****]
Manufacturer’s [****] equipment [****] and cargo hold fire extinguishers)	[****]
Customized MWE	[****]

Operator’s Items
Unusable fuel	[****]
Oil for engines, IDG and APU	[****]
Water	[****]
Water tank precharge	[****]
Aircraft documents and tool kit	[****]
Passenger seats and lifejackets	[****]
Galley structure	[****]
Fixed equipment	[****]
Catering and removable equipment	[****]
Emergency equipment	[****]
Crew and crew baggage	[****]
Total Operator’s Items	[****]

Operating Weight Empty (OWE) for the purpose of Paragraph 3	[****]

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AMENDED AND RESTATED
LETTER AGREEMENT NO. 11J
TO A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011
As of November 25, 2014
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: A321 AIRCRAFT PERFORMANCE GUARANTEE – IAE V2533-A5 ENGINES
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 11J (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Letter Agreement No. 11J dated as of July 20, 2011 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.
Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1 AIRCRAFT CONFIGURATION
The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A321 Aircraft as described in the A321 Standard Specification [****] for:
    i)    [****]
    ii)    [****]
    iii)    the following design weights:

Maximum Take-Off Weight (MTOW)	[****]
Maximum Landing Weight (MLW)	[****]
Maximum Zero Fuel Weight (MZFW)	[****]
    iv)    [****]
hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2    GUARANTEED PERFORMANCE

2.1    Take-Off

2.1.1    Take-Off Field Length
The FAR approved Take-Off Field Length at an A321 Aircraft gross weight of [****] at the start of ground run at sea level pressure altitude in [*CTTR] be not more than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

2.1.2    Take-Off Weight
When the A321 Aircraft is operated in departure airport conditions [(****)] as follows:

Pressure altitude	: [****]
Temperature	: [****]
Take-Off Run Available (TORA)	: [****]
Take-Off Distance Available (TODA)	: [****]
Accelerate Stop Distance Available (ASDA)	: [****]
Slope	: [****]
Wind	: [****]
Obstacles	: [****]
(height and distance from beginning of TORA)	: [****]

the FAR approved Take-Off Weight of the A321 Aircraft at the start of ground run shall be not less than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
2.2    Landing Field Length

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The FAR approved dry Landing Field Length at an A321 Aircraft gross weight of [****] at sea level pressure altitude shall be not more than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

3    MISSION GUARANTEES

3.1    Mission Payload [****]
The A321 Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

3.1.1 The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.1.2    An allowance of [****]

3.1.3    An allowance of [****]

3.1.4    [****]

3.1.5    An allowance of [****]

3.1.6    An allowance of [****]

3.1.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [*CRT]

3.1.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.2    Mission Payload [****]
The A321 Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

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3.2.1 The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.2.2    An allowance of [****]

3.2.3    An allowance of [****]

3.2.4    [****]

3.2.5    An allowance of [****]

3.2.6    An allowance of [****]

3.2.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.2.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.3    Mission Payload [****]
The A321 Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

3.3.1    The departure airport conditions [****] are as follows:

Pressure altitude	: [****]
Temperature	: [****]
Take-Off Run Available (TORA)	: [****]
Take-Off Distance Available (TODA)	: [****]
Accelerate-Stop Distance Available (ASDA)	: [****]
Slope	: [****]
Wind	: [****]
Obstacle	: [****]
(height and distance from beginning of TORA)
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.3.2    An allowance of [****]

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3.3.3 An allowance of [****]

3.3.4    [****]

3.3.5    An allowance of [****]

3.3.6    An allowance of [****]

3.3.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.3.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.4    Mission Block Fuel
In carrying a fixed payload of [****] of the A321 Aircraft will be not more than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
when the A321 Aircraft is operated as defined here below.

3.4.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.4.2    An allowance of [****]

3.4.3    An allowance of [****]

3.4.4    [****]

3.4.5    An allowance of [****]

3.4.6    An allowance of [****]

3.4.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.4.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]

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c)    [****]
    d)    [****]
    e)    [****]

3.5    The Mission Payload and Block Fuel guarantees are based on an estimated fixed Operating Weight Empty of [****] (see Appendix A).

4    MANUFACTURER’S WEIGHT EMPTY GUARANTEE
The Seller guarantees a Manufacturer’s Weight Empty of the A321 Aircraft as defined in Paragraph 1 above of not more than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
This is the Manufacturer’s Weight Empty of the A321 Aircraft as defined in Section 13-10 of the A321 Standard Specification as amended by the SCN’s defined in Paragraph 1 above and which will be derived from the weighing of the A321 Aircraft and subject to adjustment as defined in the Paragraph 8 below.

5    NOISE GUARANTEE

5.1    Noise Certification
The A321 Aircraft [****]
[****]

5.2    [****] Noise
The A321 Aircraft [****]
This guarantee applies for the following conditions:
    •        [****]
    •        [****]
    •        [****]
    •        [****]
    •        [****]
    •        [****]

Station	Distance from [****] threshold (m)	Sideline Distance to runway extended centerline (m)	Height above ground (m)
[**** ]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
This guarantee does not apply to the [****].
This guarantee is based on [****].

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3 Interior Noise in Flight

5.3.1    Cockpit
At a pressure altitude of [****], the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
SPL [dB(A)]	[****]
SIL [dB]	[****]
Noise levels shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

5.3.2    Cabin
At a pressure altitude of [****] shall be as follows:

Guarantee
[****]	SPL [dB(A)]	[****]
	SIL [dB]	[****]
[****]	SPL [dB(A)]	[****]
	SIL [dB]	[****]
Noise levels shall be measured at a height of [****] above the passenger compartment floor on the aisle center lines in the passenger seated area.

5.4    Ramp Noise
The APU noise during ground operation of the A321 Aircraft [****]
[****]

6    GUARANTEE CONDITIONS

6.1    The certification requirements for the A321 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2    For the determination of FAR take-off and landing performance [****]
When establishing take-off performance [****]

6.3    Climb, cruise and descent performance associated with the Guarantees will include [****]
Cruise performance at [****]

6.4    Where applicable the Guarantees assume the use of an approved fuel having a density of [****]

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.5 Sound levels are to be specified in decibels (dB), at a reference pressure of [****]
The definition of dB(A) shall be that specified as the “A-scale” weighting given in [****]
The Speech Interference Level (SIL) is defined as the [****]

7    GUARANTEE COMPLIANCE

7.1    Compliance with the Guarantees will be demonstrated [****]

7.2    Compliance with the take-off and landing elements of the Guarantees will be demonstrated [****]

7.3    Compliance [****] will be demonstrated [****]

7.4    Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated [****]

7.5    The [****] will be used to demonstrate compliance with the guarantees of certification noise levels.
The A321 Aircraft will have a [****]
Compliance with the interior noise and APU noise guarantees will be demonstrated [****]
[****]
The [****] will be used to demonstrate compliance with the guarantee in Paragraph 5.2.

7.6    Data [****] will be adjusted as required [****] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7    The Seller undertakes to furnish the Buyer with [****] demonstrating compliance with the Guarantees [****]

8    ADJUSTMENT OF GUARANTEES

8.1    In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A321 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2    The Guarantees apply to the A321 Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

    a)    Any further configuration change which is the subject of an SCN

    b)    Changes required to obtain certification which cause changes to the performance or weight of the A321 Aircraft.

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9 EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

10    UNDERTAKING REMEDIES
Should the A321 Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [****]

10.1    [****]
    (i)    [****]
    (ii)    [****]
    (iii)    [****]

10.2    [****]

10.3    The Seller’s maximum liability in respect of deficiency in performance of any A321 Aircraft will be [****]

11    DUPLICATE REMEDIES
Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:	/s/ Airbus S.A.S.
Name: Airbus S.A.S.
Title: Senior Vice President Contracts

Accepted and Agreed AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Name: Airbus S.A.S.
Title: Vice President, Fleet Planning.

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APPENDIX A TO AMENDED AND RESTATED LETTER AGREEMENT NO. 11J

Layout Number: [****]	MTOW (lb): [****]
Seating: [****]	MLW (lb): [****]
Total: [****]	MZFW (lb): [****]

Weight (lb)
Manufacturer’s Weight Empty Standard Specification [****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
Manufacturer’s Weight Empty (MWE) for the purpose of Paragraph 4	[****]

Cabin changes	[****]
[****]	[****]
Manufacturer’s [****] equipment [****] and cargo hold fire extinguishers)	[****]
Customized MWE [****]	[****]

Operator’s Items
Unusable fuel	[****]
Oil for engines, IDG and APU	[****]
Water	[****]
Water tank precharge	[****]
Aircraft documents and tool kit	[****]
Passenger seats and lifejackets	[****]
Galley structure	[****]
Fixed equipment	[****]
Catering and removable equipment	[****]
Emergency equipment	[****]
Crew and crew baggage	[****]
Total Operator’s Items	[****]

Operating Weight Empty (OWE) for the purpose of Paragraph 3	[****]

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AMENDED AND RESTATED
LETTER AGREEMENT NO. 11K
TO A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011
As of November 25, 2014
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: A321 NEO AIRCRAFT PERFORMANCE GUARANTEE – PW1133G-JM ENGINES
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 11K (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Letter Agreement No. 11K dated as of July 20, 2011 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.
Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1 AIRCRAFT CONFIGURATION
The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A321 NEO Aircraft as described in the A321 Standard Specification [****] for:
    i)    [****]
    ii)    [****]
    iii)    the following design weights:

Maximum Take-Off Weight (MTOW)	[****]
Maximum Landing Weight (MLW)	[****]
Maximum Zero Fuel Weight (MZFW)	[****]
    iv)    [****]
hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2    GUARANTEED PERFORMANCE

2.1    Take-Off

2.1.1    Take-Off Field Length
The FAR approved Take-Off Field Length at an A321 NEO Aircraft gross weight of [****] at the start of ground run at sea level pressure altitude in [****] be not more than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

2.1.2    Take-Off Weight
When the A321 NEO Aircraft is operated in departure airport conditions [****] as follows:

Pressure altitude	[:****]
Temperature	[:****]
Take-Off Run Available (TORA)	[:****]
Take-Off Distance Available (TODA)	[:****]
Accelerate Stop Distance Available (ASDA)	[:****]
Slope	[:****]
Wind	[:****]
Obstacles	[:****]
(height and distance from beginning of TORA)	[:****]
the FAR approved Take-Off Weight of the A321 NEO Aircraft at the start of ground run shall be not less than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

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2.2 Landing Field Length
The FAR approved dry Landing Field Length at an A321 NEO Aircraft gross weight of [****] at sea level pressure altitude shall be not more than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

3    MISSION GUARANTEES

3.1    Mission Payload [****]
The A321 NEO Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

3.1.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.1.2    An allowance of [****]

3.1.3    An allowance of [****]

3.1.4    [****]

3.1.5    An allowance of [****]

3.1.6    An allowance of [****]

3.1.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.1.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.2    Mission Payload [****]
The A321 NEO Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

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3.2.1 The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.2.2    An allowance of [****]

3.2.3    An allowance of [****]

3.2.4    [****]

3.2.5    An allowance of [****]

3.2.6    An allowance of [****]

3.2.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.2.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.3	Mission Payload [****]
The A321 NEO Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

3.3.1    The departure airport conditions (assumed representative of LGA runway 04) are as follows:

Pressure altitude	:[****]
Temperature	:[****]
Take-Off Run Available (TORA)	:[****]
Take-Off Distance Available (TODA)	:[****]
Accelerate Stop Distance Available (ASDA)	:[****]
Slope	:[****]
Wind	:[****]
Obstacles	:[****]
(height and distance from beginning of TORA)
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

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3.3.2 An allowance of [****]

3.3.3    An allowance of [****]

3.3.4    [****]

3.3.5    An allowance of [****]

3.3.6    An allowance of [****]

3.3.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.3.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.4    Mission Block Fuel
In carrying a fixed payload of [****]

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
when the A321 NEO Aircraft is operated as defined here below.

3.4.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.4.2    An allowance of [****]

3.4.3    An allowance of [****]

3.4.4    [****]

3.4.5    An allowance of [****]

3.4.6    An allowance of [****]

3.4.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.4.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]

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b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.5    The Mission Payload and Block Fuel guarantees are based on an estimated fixed Operating Weight Empty of [****] (see Appendix A).

4    MANUFACTURER’S WEIGHT EMPTY GUARANTEE
The Seller guarantees a Manufacturer’s Weight Empty of the A321 NEO Aircraft as defined in Paragraph 1 above of not more than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
This is the Manufacturer’s Weight Empty of the A321 NEO Aircraft as defined in Section 13-10 of the A321 Standard Specification as amended by the SCNs defined in Paragraph 1 above and which will be derived from the weighing of the A321 NEO Aircraft and subject to adjustment as defined in the Paragraph 8 below.

5    NOISE GUARANTEE

5.1    Noise Certification
The A321 NEO Aircraft [****]
[****]

5.2    [****] Noise
The A321 NEO Aircraft [****]
This guarantee applies for the following conditions:
    •        [****]
    •        [****]
    •        [****]
    •        [****]
    •        [****]
    •        [****]

Station	Distance from [****] threshold (m)	Sideline Distance to runway extended centerline (m)	Height above ground (m)
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
This guarantee does not apply [****] This guarantee is based [****]

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5.3    Interior Noise in Flight

5.3.1    Cockpit
At a pressure altitude of [****] the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
SPL [dB(A)]	[****]
SIL [dB]	[****]
Noise levels shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

5.3.2    Cabin
At a pressure altitude of [****] shall be as follows:

Guarantee
[****]	SPL [dB(A)]	[****]
	SIL [dB]	[****]
[****]	SPL [dB(A)]	[****]
	SIL [dB]	[****]
Noise levels shall be measured at a height of [****] above the passenger compartment floor on the aisle center lines in the passenger seated area.

5.4    Ramp Noise
The APU noise during ground operation of the A321 NEO Aircraft [****]
[****]
6    GUARANTEE CONDITIONS

6.1    The certification requirements for the A321 NEO Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2    For the determination of FAR take-off and landing performance [****]
When establishing take-off performance [****]

6.3    Climb, cruise and descent performance associated with the Guarantees will include [****]

6.4    Where applicable the Guarantees assume the use of an approved fuel having a density of [****]

6.5    Sound levels are to be specified in decibels (dB), at a reference pressure of [****]

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The definition of dB(A) shall be that specified as the “A-scale” weighting given in [****]
The Speech Interference Level (SIL) is defined as the [****]

7    GUARANTEE COMPLIANCE

7.1    Compliance with the Guarantees will be demonstrated [****]

7.2    Compliance with the take-off and landing elements of the Guarantees will be demonstrated [****]

7.3    Compliance [****] will be demonstrated [****]

7.4    Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated [****]

7.5    The [****] will be used to demonstrate compliance with the guarantees of certification noise levels.
The A321 NEO Aircraft will have a [****]
Compliance with the interior noise and APU noise guarantees will be demonstrated [****]
[****]
The [****] will be used to demonstrate compliance with the guarantee in Paragraph 5.2.

7.6    Data [****] will be adjusted as required [****] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7    The Seller undertakes to furnish the Buyer with [****] demonstrating compliance with the Guarantees [****]

8    ADJUSTMENT OF GUARANTEES

8.1    In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A321 NEO Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2    The Guarantees apply to the A321 NEO Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

    a)    Any further configuration change which is the subject of an SCN

    b)    Changes required to obtain certification which cause changes to the performance or weight of the A321 NEO Aircraft.

9    EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document with the exception of the A320 Family NEO Aircraft Performance Retention Guarantee.

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10 UNDERTAKING REMEDIES
Should the A321 NEO Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [****]

10.1    [****]

    (i)    [****]

    (ii)    [****]

    (iii)    [****]

10.2    [****]

10.3    The Seller’s maximum liability in respect of deficiency in performance of any A321 NEO Aircraft will be [****]

11    DUPLICATE REMEDIES
Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Airbus S.A.S
Name: Airbus S.A.S.
Title: Senior Vice President Contracts

Accepted and Agreed
AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Name: American Airlines, Inc.
Title: Vice President, Fleet Planning

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APPENDIX A TO AMENDED AND RESTATED LETTER AGREEMENT NO. 11K

Layout Number: [****] Seating: [****] Total: [****]	MTOW (lb): [****] MLW (lb): [****] MZFW (lb): [****]

Weight (lb)
Preliminary Manufacturer’s Weight Empty based on Standard Specification [****]	[****]
[****]	[****]
[****]	[****]
Manufacturer’s Weight Empty (MWE) for the purpose of Paragraph 4	[****]

Cabin changes	[****]
[****]	[****]
Manufacturer’s [****] equipment [****] and cargo hold fire extinguishers)	[****]
Customized MWE [****]	[****]

Operator’s Items
Unusable fuel	[****]
Oil for engines, IGG and APU	[****]
Water	[****]
Water tank precharge	[****]
Aircraft documents and tool kit	[****]
Passenger seats and lifejackets	[****]
Galley structure	[****]
Fixed equipment	[****]
Catering and removable equipment	[****]
Emergency equipment	[****]
Crew and crew baggage	[****]
Total Operator’s Items	[****]

Operating Weight Empty (OWE) for the purpose of Paragraph 3	[****]

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LETTER AGREEMENT NO. 11K-1
TO A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011
As of November 25, 2014
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: A321 NEO AIRCRAFT PERFORMANCE GUARANTEE – PW1133G-JM ENGINES
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11K-1 (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1 AIRCRAFT CONFIGURATION
The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A321 NEO Aircraft as described in the A321 Standard Specification [****] for:
    i)    [****]
    ii)    [****]
    iii)    [****]
    iv)    the following design weights:

Maximum Take-Off Weight (MTOW)	[****]
Maximum Landing Weight (MLW)	[****]
Maximum Zero Fuel Weight (MZFW)	[****]
    v)    [****]
hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.
The Guarantees are valid for the A321 NEO Aircraft [****]

2    GUARANTEED PERFORMANCE

2.1    Take-Off

2.1.1    Take-Off Field Length
The FAR approved Take-Off Field Length at an A321 NEO Aircraft gross weight of [****] at the start of ground run at sea level pressure altitude in [****] be not more ]than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

2.1.2    Take-Off Weight
When the A321 NEO Aircraft is operated in departure airport conditions [****] as follows:

Pressure altitude	: [****]
Temperature	: [****]
Take-Off Run Available (TORA)	: [****]
Take-Off Distance Available (TODA)	: [****]
Accelerate Stop Distance Available (ASDA)	: [****]
Slope	: [****]
Wind	: [****]
Obstacles	: [****]
(height and distance from beginning of TORA)	: [****]
the FAR approved Take-Off Weight of the A321 NEO Aircraft at the start of ground run shall be not less than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

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2.2 Landing Field Length
The FAR approved dry Landing Field Length at an A321 NEO Aircraft gross weight of [****] at sea level pressure altitude shall be not more than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

3    MISSION GUARANTEES

3.1    Mission Payload [****]
The A321 NEO Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

3.1.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.1.2    An allowance of [****]

3.1.3    An allowance of [****]

3.1.4    [****]

3.1.5    An allowance of [****]

3.1.6    An allowance of [****]

3.1.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.1.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.2    Mission Payload [****]
The A321 NEO Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

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3.2.1 The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.2.2    An allowance of [****]

3.2.3    An allowance of [****]

3.2.4    [****]

3.2.5    An allowance of [****]

3.2.6    An allowance of [****]

3.2.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.2.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.3    Mission Payload [****]
The A321 NEO Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

3.3.1    The departure airport conditions (assumed representative of LGA runway 04) are as follows:

Pressure altitude	: [****]
Temperature	: [****]
Take-Off Run Available (TORA)	: [****]
Take-Off Distance Available (TODA)	: [****]
Accelerate Stop Distance Available (ASDA)	: [****]
Slope	: [****]
Wind	: [****]
Obstacles	: [****]
(height and distance from beginning of TORA)

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The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.3.2 An allowance of [****]

3.3.3    An allowance of [****]

3.3.4    [****]

3.3.5    An allowance of [****]

3.3.6    An allowance of [****]

3.3.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.3.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.4    Mission Block Fuel
In carrying a fixed payload of [****]

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
when the A321 NEO Aircraft is operated as defined here below.

3.4.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.4.2    An allowance of [****]

3.4.3    An allowance of [****]

3.4.4    [****]

3.4.5    An allowance of [****]

3.4.6    An allowance of [****]

3.4.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

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3.4.8 At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.5 The Mission Payload and Block Fuel guarantees are based on an estimated fixed Operating Weight Empty of [****] (see Appendix A).

4    MANUFACTURER’S WEIGHT EMPTY GUARANTEE
The Seller guarantees a Manufacturer’s Weight Empty of the A321 NEO Aircraft as defined in Paragraph 1 above of not more than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
This is the Manufacturer’s Weight Empty of the A321 NEO Aircraft as defined in Section 13-10 of the A321 Standard Specification as amended by the SCNs defined in Paragraph 1 above and which will be derived from the weighing of the A321 NEO Aircraft and subject to adjustment as defined in the Paragraph 8 below.

5    NOISE GUARANTEE

5.1    Noise Certification
The A321 NEO Aircraft [****]
[****]

5.2    [****] Noise
The A321 NEO Aircraft [****]
This guarantee applies for the following conditions:
    •        [****]
    •        [****]
    •        [****]
    •        [****]
    •        [****]
    •        [****]

Station	Distance from [****] threshold (m)	Sideline Distance to runway extended centerline (m)	Height above ground (m)
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

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This guarantee does not apply to the [****]
This guarantee is based on [****]

5.3    Interior Noise in Flight

5.3.1    Cockpit
At a pressure altitude of [****] the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
SPL [dB(A)]	[****]
SIL [dB]	[****]
Noise levels shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

5.3.2    Cabin
At a pressure altitude of [****] shall be as follows:

Guarantee
[****]	SPL [dB(A)]	[****]
	SIL [dB]	[****]
[****]	SPL [dB(A)]	[****]
	SIL [dB]	[****]
Noise levels shall be measured at a height of [****] above the passenger compartment floor on the aisle center lines in the passenger seated area.

5.4    Ramp Noise
The APU noise during ground operation of the A321 NEO Aircraft [****]
[****]

6    GUARANTEE CONDITIONS

6.1    The certification requirements for the A321 NEO Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2    For the determination of FAR take-off and landing performance [****]
When establishing take-off performance [****]

6.3    Climb, cruise and descent performance associated with the Guarantees will include [****]

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6.4 Where applicable the Guarantees assume the use of an approved fuel having a density of [****]

6.5    Sound levels are to be specified in decibels (dB), at a reference pressure of [****]
The definition of dB(A) shall be that specified as the “A-scale” weighting given in [****]
The Speech Interference Level (SIL) is defined as the [****]

7    GUARANTEE COMPLIANCE

7.1    Compliance with the Guarantees will be demonstrated [****]

7.2    Compliance with the take-off and landing elements of the Guarantees will be demonstrated [****]

7.3    Compliance [****] will be demonstrated [****]

7.4    Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated [****]

7.5    The [****] will be used to demonstrate compliance with the guarantees of certification noise levels.
The A321 NEO Aircraft will have a [****]
Compliance with the interior noise and APU noise guarantees will be demonstrated [****]
[****]
The [****] program will be used to demonstrate compliance with the guarantee in Paragraph 5.2.

7.6    Data [****] will be adjusted as required [****] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7    The Seller undertakes to furnish the Buyer with [****] demonstrating compliance with the Guarantees [****]

8    ADJUSTMENT OF GUARANTEES

8.1    In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A321 NEO Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2    The Guarantees apply to the A321 NEO Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

    a)    Any further configuration change which is the subject of an SCN

    b)    Changes required to obtain certification which cause changes to the performance or weight of the A321 NEO Aircraft.

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9 EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document with the exception of the A320 Family NEO Aircraft Performance Retention Guarantee.

10    UNDERTAKING REMEDIES
Should the A321 NEO Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [****]

10.1    [****]

    (i)    [****]

    (ii)    [****]

    (iii)    [****]

10.2    [****]

10.3    The Seller’s maximum liability in respect of deficiency in performance of any A321 NEO Aircraft will be [****]

11    DUPLICATE REMEDIES
Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:	/s/ Airbus S.A.S
Name: Airbus S.A.S. Title: Senior Vice President Contracts

Accepted and Agreed
AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Name: American Airlines, Inc. Title: Vice President, Fleet Planning

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APPENDIX A TO LETTER AGREEMENT NO. 11K-1

Layout Number: [****]	MTOW (lb): [****]
Seating: [****]	MLW (lb): [****]
Total: [****]	MZFW (lb): [****]

Weight (lb)
Preliminary Manufacturer’s Weight Empty based on Standard Specification [****]	[****]
[****]	[****]
[****]	[****]
Manufacturer’s Weight Empty (MWE) for the purpose of Paragraph 4	[****]

Cabin changes	[****]
[****]	[****]
Manufacturer’s [****] equipment [****] and cargo hold fire extinguishers)	[****]
Customized MWE [****]	[****]

Operator’s Items
Unusable fuel	[****]
Oil for engines, IGG and APU	[****]
Water	[****]
Water tank precharge	[****]
Aircraft documents and tool kit	[****]
Passenger seats and lifejackets	[****]
Galley structure	[****]
Fixed equipment	[****]
Catering and removable equipment	[****]
Emergency equipment	[****]
Crew and crew baggage	[****]
Total Operator’s Items	[****]

Operating Weight Empty (OWE) for the purpose of Paragraph 3	[****]

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AMENDED AND RESTATED
LETTER AGREEMENT NO. 11L
TO A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011
As of November 25, 2014
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: A321 NEO AIRCRAFT PERFORMANCE GUARANTEE – CFM LEAP-1A32 ENGINES
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 11L (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Letter Agreement No. 11L dated as of July 20, 2011 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.
Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1 AIRCRAFT CONFIGURATION
The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A321 NEO Aircraft as described in the A321 Standard Specification [****] for:
    i)    [****]
    ii)    [****]
    iii)    the following design weights:

Maximum Take-Off Weight (MTOW)	[****]
Maximum Landing Weight (MLW)	[****]
Maximum Zero Fuel Weight (MZFW)	[****]
    iv)    [****]
hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2    GUARANTEED PERFORMANCE

2.1    Take-Off

2.1.1    Take-Off Field Length
The FAR approved Take-Off Field Length at an A321 NEO Aircraft gross weight of [****] at the start of ground run at sea level pressure altitude in [****] shall be not more than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

2.1.2    Take-Off Weight
When the A321 NEO Aircraft is operated in departure airport conditions [****] as follows:

Pressure altitude	: [****]
Temperature	: [****]
Take-Off Run Available (TORA)	: [****]
Take-Off Distance Available (TODA)	: [****]
Accelerate Stop Distance Available (ASDA)	: [****]
Slope	: [****]
Wind	: [****]
Obstacles	: [****]
(height and distance from beginning of TORA)	: [****]
the FAR approved Take-Off Weight of the A321 NEO Aircraft at the start of ground run shall be not less than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
2.2    Landing Field Length
The FAR approved dry Landing Field Length at an A321 NEO Aircraft gross weight of [****] at sea level pressure altitude shall be not more than:

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

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3 MISSION GUARANTEES

3.1    Mission Payload [****]
The A321 NEO Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

3.1.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.1.2    An allowance of [****]

3.1.3    An allowance of [****]

3.1.4    [****]

3.1.5    An allowance of [****]

3.1.6    An allowance of [****]

3.1.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.1.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.2    Mission Payload [****]
The A321 NEO Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

3.2.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.2.2    An allowance of [****]

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3.2.3 An allowance of [****]

3.2.4    [****]

3.2.5    An allowance of [****]

3.2.6    An allowance of [****]

3.2.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.2.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.3    Mission Payload [****]
The A321 NEO Aircraft will be capable of carrying a Payload of not less than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
[****]

3.3.1    The departure airport conditions [****] are as follows:

Pressure altitude	: [****]
Temperature	: [****]
Take-Off Run Available (TORA)	: [****]
Take-Off Distance Available (TODA)	: [****]
Accelerate Stop Distance Available (ASDA)	: [****]
Slope	: [****]
Wind	: [****]
Obstacles	: [****]
(height and distance from beginning of TORA)
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.3.2    An allowance of [****]

3.3.3    An allowance of [****]

3.3.4    [****]

3.3.5    An allowance of [****]

3.3.6    An allowance of [****]

3.3.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

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3.3.8 At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.4    Mission Block Fuel
In carrying a fixed payload of [****] of the A321 NEO Aircraft will be not more than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]
when the A321 NEO Aircraft is operated as defined here below.

3.4.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. Pressure altitude is [****] at departure airport.
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. Pressure altitude is [****] at destination airport.

3.4.2    An allowance of [****]

3.4.3    An allowance of [****]

3.4.4    [****]

3.4.5    An allowance of [****]

3.4.6    An allowance of [****]

3.4.7    Stage distance is defined as the distance [****] Block fuel is defined as the fuel [****]

3.4.8    At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:
    a)    [****]
    b)    [****]
    c)    [****]
    d)    [****]
    e)    [****]

3.5    The Mission Payload and Block Fuel guarantees are based on an estimated fixed Operating Weight Empty of [****] (see Appendix A).

4    MANUFACTURER’S WEIGHT EMPTY GUARANTEE
The Seller guarantees a Manufacturer’s Weight Empty of the A321 NEO Aircraft as defined in Paragraph 1 above of not more than

Nominal: [****]	Tolerance: [****]	Guarantee: [****]

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This is the Manufacturer’s Weight Empty of the A321 NEO Aircraft as defined in Section 13-10 of the A321 Standard Specification as amended by the SCNs defined in Paragraph 1 above and which will be derived from the weighing of the A321 NEO Aircraft and subject to adjustment as defined in the Paragraph 8 below.

5 NOISE GUARANTEE

5.1    Noise Certification
The A321 NEO Aircraft [****]
[****]

5.2    [****] Noise
The A321 NEO Aircraft [****]
This guarantee applies for the following conditions:
    •        [****]
    •        [****]
    •        [****]
    •        [****]
    •        [****]
    •        [****]

Station	Distance from [****] threshold (m)	Sideline Distance to runway extended centerline (m)	Height above ground (m)
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
This guarantee does not apply to the [****]
This guarantee is based on [****]

5.3    Interior Noise in Flight

5.3.1    Cockpit
At a pressure altitude of [****] the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
SPL [dB(A)]	[****]
SIL [dB]	[****]
Noise levels shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

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5.3.2 Cabin
At a pressure altitude of [****] the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
[****]	SPL [dB(A)]	[****]
	SIL [dB]	[****]
[****]	SPL [dB(A)]	[****]
	SIL [dB]	[****]
Noise levels shall be measured at a height of [****] above the passenger compartment floor on the aisle center lines in the passenger seated area.

5.4    Ramp Noise
The APU noise during ground operation of the A321 NEO Aircraft [****]
[****]

6    GUARANTEE CONDITIONS

6.1    The certification requirements for the A321 NEO Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2    For the determination of FAR take-off and landing performance [****]
When establishing take-off performance [****]

6.3    Climb, cruise and descent performance associated with the Guarantees will include [****]

6.4    Where applicable the Guarantees assume the use of an approved fuel having a density of [****]

6.5    Sound levels are to be specified in decibels (dB), at a reference pressure of [****]
The definition of dB(A) shall be that specified as the “A-scale” weighting given in [****]
The Speech Interference Level (SIL) is defined as the [****]

7    GUARANTEE COMPLIANCE

7.1    Compliance with the Guarantees will be demonstrated [****]

7.2    Compliance with the take-off and landing elements of the Guarantees will be demonstrated [****]

7.3    Compliance [****] will be demonstrated [****]

7.4    Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated [****]

7.5    The [****] will be used to demonstrate compliance with the guarantees of certification noise levels.
The A321 NEO Aircraft will have a [****]
Compliance with the interior noise and APU noise guarantees will be demonstrated [****]
[****]

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7.6 Data [****] will be adjusted as required [****] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7    The [****] will be used to demonstrate compliance with the guarantee in Paragraph 5.2.

7.8    The Seller undertakes to furnish the Buyer with [****] demonstrating compliance with the Guarantees [****]

8    ADJUSTMENT OF GUARANTEES

8.1    In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A321 NEO Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2    The Guarantees apply to the A321 NEO Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

    a)    Any further configuration change which is the subject of an SCN

    b)    Changes required to obtain certification which cause changes to the performance or weight of the A321 NEO Aircraft.

9    EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document with the exception of the A320 Family NEO Aircraft Performance Retention Guarantee.

10    UNDERTAKING REMEDIES
Should the A321 NEO Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [****]

10.1    [****]
    (i)    [****]
    (ii)    [****]
    (iii)    [****]

10.2    [****]

10.3    The Seller’s maximum liability in respect of deficiency in performance of any A321 NEO Aircraft will be [****]

11    DUPLICATE REMEDIES
Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

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12 ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.
13    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.
14    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:	/s/ Airbus S.A.S.
Name: Airbus S.A.S Title: Senior Vice President Contracts

Accepted and Agreed AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Name: American Airlines, Inc. Title: Vice President, Fleet Planning

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APPENDIX A TO LETTER AGREEMENT NO. 11L

Layout Number: [****]	MTOW (lb): [****]
Seating: [****]	MLW (lb): [****]
Total: [****]	MZFW (lb): [****]

Weight (lb)
Preliminary Manufacturer’s Weight Empty based on Standard Specification [****]	[****]
[****]	[****]
[****]	[****]
Manufacturer’s Weight Empty (MWE) for the purpose of Paragraph 4	[****]

Cabin changes	[****]
[****]	[****]
Manufacturer’s [****] equipment [****] and cargo hold fire extinguishers)	[****]
Customized MWE [****]	[****]

Operator’s Items
Unusable fuel	[****]
Oil for engines, IGG and APU	[****]
Water	[****]
Water tank precharge	[****]
Aircraft documents and tool kit	[****]
Passenger seats and lifejackets	[****]
Galley structure	[****]
Fixed equipment	[****]
Catering and removable equipment	[****]
Emergency equipment	[****]
Crew and crew baggage	[****]
Total Operator’s Items	[****]

Operating Weight Empty (OWE) for the purpose of Paragraph 3	[****]

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